SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT
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USA Synthetic Fuel Corporation
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USA SYNTHETIC FUEL CORPORATION
 312 Walnut Street, Suite 1600
 Cincinnati, OH 45202

October 28, 2013

Dear Stockholder:

     We are pleased to invite you to the 2013 Annual Meeting of Stockholders of USA Synthetic Fuel Corporation (the “Company”), which will be held Thursday, November 14, 2013 at 9:00 a.m. (EST) at the Company’s offices, Suite 1025, 1717 Pennsylvania Ave. N.W. Washington, D.C. 20006.

     The enclosed proxy statement contains complete information about the matters to be voted on at the Annual Meeting. We are also enclosing our Annual Report, which was filed with the Securities and Exchange Commission on Form 10-K/A on August 19, 2013.  Copies of these reports are available for review on our website, www.usasfc.com.

     We hope you will be able to attend the meeting in person. Whether or not you expect to attend, we urge you to complete, date, sign and return the proxy card in the enclosed envelope so that your shares will be represented and voted at the meeting.

Sincerely,

/s/ Dr. Steven C. Vick

Dr. Steven C. Vick

President and Chief Executive Officer

USA SYNTHETIC FUEL CORPORATION
312 Walnut Street, Suite 1600
 Cincinnati, OH 45202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
THURSDAY, NOVEMBER 14, 2013
9:00 a.m. EST

To Our Stockholders:

The Annual Meeting of Stockholders of USA Synthetic Fuel Corporation (the “Company”) will be held at 9:00 a.m. (EST) on November 14, 2013, at the Company’s offices, Suite 1025, 1717 Pennsylvania Ave. N.W., Washington, D.C. 20006, for the following purposes:

1.	To elect seven members of our Board of Directors to serve until the next Annual Meeting or until each successor is duly elected and qualified;

2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To provide an advisory vote on the compensation of our named executive officers;

4.	To provide an advisory vote regarding whether to establish an annual, biennial or triennial advisory vote on the compensation of our named executive officers;

5.	To approve and ratify our Board of Directors’ adoption of our 2013 Stock Incentive Plan; and

6.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

WHO MAY VOTE:

Stockholders of record of our common stock as of the close of business on October 14, 2013 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.  A list of stockholders will be available at the Annual Meeting and during the 10 days prior to the Annual Meeting at our principal executive offices located at 312 Walnut Street, Suite 1600, Cincinnati, OH 45202.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we encourage you to vote and submit your proxy by mail to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

By order of the Board of Directors,

/s/ Lynne R. Graves

Lynne R. Graves

Corporate Secretary

WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD.

TABLE OF CONTENTS

PROXY STATEMENT	1
RECORD DATE; QUORUM	1
VOTING PROCEDURES	1
SOLICITATION AND REVOCATION	3
PROPOSAL NO. 1	4
PROPOSAL NO. 2	10
PROPOSAL NO. 3	13
PROPOSAL NO. 4	14
PROPOSAL NO. 5	15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19
EXECUTIVE COMPENSATION AND OTHER MATTERS	20
REPORT OF THE COMPENSATION COMMITTEE	20
DIRECTOR COMPENSATION	22
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	22
CODE OF CONDUCT AND ETHICS	23
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	23
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	24
OTHER MATTERS	24
APPENDIX A: 2013 STOCK INCENTIVE PLAN	25

USA SYNTHETIC FUEL CORPORATION
 312 Walnut Street, Suite 1600, Cincinnati, OH 45202  (513) 762-7870

PROXY STATEMENT
FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement, along with the accompanying notice of the 2013 Annual Meeting of stockholders (the “Annual Meeting”), contains information about the Annual Meeting of USA Synthetic Fuel Corporation, including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 9:00 a.m. (EST) on Thursday, November 14, 2013, at the Company’s offices, Suite 1025, 1717 Pennsylvania Ave. N.W.  Washington, D.C. 20006. In this proxy statement, we refer to USA Synthetic Fuel Corporation as “we,” “our,” “us” or the “Company.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.

On or about October 28, 2013, we began sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting. Although not part of the proxy statement, we are also sending along with this proxy statement our 2012 Annual Report, which includes our financial statements for the fiscal year ended December 31, 2012.

Important Notice Regarding the Availability of Proxy Materials for Our
 Annual Meeting to Be Held on Thursday, November 14, 2013

This Proxy Statement, our 2012 Annual Report to Stockholders, and our interim financial statements on Form 10-Q are available on the website of the Securities and Exchange Commission at www.sec.gov as well as on our website at http://www.usasfc.com. You may also obtain a printed copy of our Annual Report on Form 10-K/A, including our financial statements, free of charge, from us by sending a written request to: 312 Walnut Street, Suite 1600, Cincinnati, OH 45202, Attention: Lynne R. Graves. Exhibits will be provided upon written request and payment of a nominal processing fee.

RECORD DATE; QUORUM

Only holders of record of our common stock at the close of business on October 14, 2013, are entitled to vote at the Annual Meeting (the “Record Date”).  As of the Record Date, 80,682,390 shares of common stock were issued and outstanding.  Each share of stock gets one vote on each matter to be presented at the Annual Meeting. A quorum is present at the Annual Meeting if a majority of shares of common stock issued and outstanding and entitled to vote on the record date are represented in person or by proxy. If a quorum is not present, the Annual Meeting may be adjourned from time to time by a vote of a majority of shares of common stock held by stockholders present, until a quorum is obtained.

VOTING PROCEDURES

The shares represented by the proxies received, properly dated and executed and not revoked at the time of the meeting will be voted at the Annual Meeting in accordance with the instructions of the stockholders.

 If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

Abstentions and broker “non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. An abstention is the voluntary act of not voting by a stockholder who is entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner.

The proposals to be voted on and information on the voting procedure with respect to each proposal are listed below:

Proposal 1:  Directors are elected by a plurality of the votes cast at the Annual Meeting, and the seven nominees who receive the most affirmative votes will be elected.  If you are a beneficial owner, your bank, broker or other holder of record may not vote your shares with respect to Proposal 1 without specific instructions from you as to how to vote with respect to the election of each of the seven nominees for director because the election of directors is not considered a routine matter.  Abstentions and broker non-votes represented by submitted proxies will not be taken into account in determining the outcome of the election of directors.

Proposal 2:  Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon and present in person or by proxy at the Annual Meeting.  Proposal 2 is considered a routine matter and, therefore, if you are a beneficial owner, your bank, broker or other holder of record has the authority to vote your shares on this proposal if you have not furnished voting instructions within the specified period of time prior to the Annual Meeting.  Abstentions will be counted as a vote against Proposal 2.

Proposal 3:  Approval of Proposal 3 regarding an advisory vote on the compensation of our named executive officers requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote thereon and present in person or by proxy at the Annual Meeting.  If you are a beneficial owner, your bank, broker or other holder of record may not vote your shares with respect to this proposal without specific instructions from you as to how to vote with respect to the election on Proposal 3 because this proposal is not considered a routine matter.  Abstentions will be counted as a vote against Proposal 3.  Broker non-votes represented by submitted proxies will have no effect on the results of Proposal 3.

Proposal 4:  Frequency of the stockholder advisory vote on the compensation of our named executive officers requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote thereon and present in person or by proxy at the Annual Meeting.  If you are a beneficial owner, your bank, broker or other holder of record may not vote your shares with respect to Proposal 4 without specific instructions from you as to how to vote with respect to this proposal because it is not considered a routine matter.  Abstentions will be counted as a vote against Proposal 4.  Broker non-votes represented by submitted proxies will have no effect on the results of Proposal 4.

Proposal 5:  Approval of Proposal 5 regarding our 2013 Stock Incentive Plan requires the affirmative vote of the majority of the outstanding shares of common stock entitled to vote thereon and present in person or by proxy at the Annual Meeting.  If you are a beneficial owner, your bank, broker or other holder of record may not vote your shares with respect to Proposal 5 without specific voting instructions from you as to how to vote with respect to this proposal because it is not considered a routine matter. Abstentions will be counted as a vote against Proposal 5. Broker non-votes represented by submitted proxies will have no effect on the results of Proposal 5.

Properly executed proxies, except for broker non-votes in respect of Proposals 1, 3, 4, and 5, that do not contain voting instructions will be voted (1) FOR each of the nominees named below for election as director, (2) FOR ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, (3) FOR the advisory vote on the compensation of our named executive officers, (4) FOR the 1 year option regarding the frequency of the advisory vote on the compensation of our named executive officers, (5) FOR ratification of the adoption of our 2013 Stock Incentive Plan and (6) at the discretion of the proxy holders with respect to other matters that may come before the Annual Meeting.

SOLICITATION AND REVOCATION

After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. You may change your vote by submitting a proxy card prior to the date of the Annual Meeting. In each event, the later submitted vote will be recorded and the earlier vote revoked. You may also revoke a proxy by voting in person at the Annual Meeting. Your attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

We will bear the cost of the solicitation of proxies from our stockholders, including the cost of preparing, assembling and mailing the proxy solicitation materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other electronic means or in person, but no such person will be specifically compensated for such services. We will cause brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons. We will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in doing so. We have engaged American Stock Transfer and Trust Company to aid in the distribution of the proxy materials and will reimburse the related reasonable out-of-pocket expenses.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board of Directors will be elected at the Annual Meeting by the stockholders of the Company to hold office until the next Annual Meeting or until each successor is duly elected and qualified. It is intended that, unless authorization to do so is withheld, the proxies will be voted “FOR” the election of the director nominees named below. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected. However, if any nominee becomes unable to stand for election as a director at the Meeting, an event not now anticipated by the Board, the Proxy will be voted for a substitute designated by the Board.  We have nominated seven (7) directors.  All directors except for Mr. Treptow are currently serving as board members.

The nominees are listed below with brief statements of their principal occupation and other information:

Name of Nominee	Age	Director Since	Principal Occupation
Harry H. Graves	57	December 2009	Chairman of the Board, Executive Chairman
J. Bradley Davis	74	March 2013	Director
John P. Proctor	71	March 2013	Director
William J. Weyand	68	March 2013	Director
Dr. Steven C. Vick	62	July 2010	Director, President and Chief Executive Officer
Ernest K. Jacquet	66	February 2012	Director and Director of Finance
James R. Treptow	67	--	Director-Nominee

Biographies

Harry H. Graves—Chairman of the Board, Executive Chairman.   Mr. Graves, 57, was appointed to our Board of Directors in December 2009, where he serves as Chairman.   Mr. Graves is also employed as our Executive Chairman and has served in that capacity since September 24, 2012.  Mr. Graves was our Chief Financial Officer from July 2010 to December 31, 2012.  Mr. Graves is President and Chief Executive Officer and a director of Global Energy, Inc. and has served in those capacities since the company’s founding in 1988. Mr. Graves has served on the Steering Committee of the Coalition for the Green Bank, Washington, D.C. Mr. Graves was also the longest standing founding director of the Washington, D.C. based Gasification Technologies Council, an organization formed to promote a better understanding of the potential role of gasification in the power, chemical and refining industries. Mr. Graves brings to our company a wealth of knowledge in the gasification business, developed over twenty years with Global Energy, Inc.  Prior to 1988, Mr. Graves worked for Procter & Gamble Company in positions of increasing responsibility in the Boston, New York, Philadelphia and Minneapolis markets, including Central Field Manager and Special Markets Manager at Procter & Gamble Company’s world headquarters in Cincinnati, Ohio. Mr. Graves earned a B.A. in economics from Trinity College in Hartford, Connecticut.

J. Bradley Davis—Director.  Mr. Davis, 74, joined our Board of Directors on March 1, 2013, and qualifies as an independent director under the Company’s guidelines for independence.  Mr. Davis is Chairman of our Audit Committee and a member of our Compensation Committee and our Nominating and Governance Committee.  Mr. Davis is the Managing Partner of Ridge Capital Partners, LLC, a private equity investment firm that he founded in February 1989.  Prior to that time, Mr. Davis served as the President of Trivest, Inc., a private equity investment firm that he co-founded, from September 1981 to September 1988.  Prior to that time, he was a senior vice president at LaSalle Partners and a vice president with Chemical Bank in their New York, London, and Chicago offices.  Mr. Davis served on active duty in the U.S. Army from September 1961 to September 1963.  Mr. Davis serves on the boards of Equibrand Holding Corporation, LAT Sportswear, Inc., We Care Operations Holding, LLC, Wincore Windows & Doors, Inc., McGraw Foundation, Piedmont Community Foundation, and Middleburg Tennis Club.  He earned a B.A. in journalism from The Pennsylvania State University.

John P. Proctor—Director.  Mr. Proctor, 71, joined our Board of Directors on March 1, 2013, and qualifies as an independent director under the Company’s guidelines for independence.  Mr. Proctor is Chairman of our Nominating and Governance Committee and is a member of our Audit Committee and our Compensation Committee.  Mr. Proctor specialized in environmental and energy law and was the co-head of the environmental practice group at Winston & Strawn LLP from 1980 to 2008.  He joined Winston & Strawn in 1972.  From 1967 to1972, Mr. Proctor served in the U.S. Marine Corps.  Since his retirement from Winston & Strawn, he has been actively involved in several community organizations, including serving as treasurer and chairman of the audit committees of two churches (Holy Trinity Episcopal Church in Oxford, MD and St. John’s Episcopal Church in Essex, CT), a trustee and finance committee member of three museums (the Oxford Maryland Museum, the Ward Museum of Salisbury, MD, and the Connecticut River Museum of Essex, CT) and a trustee and investment committee member of Salisbury University in Salisbury, MD..  Mr. Proctor earned a B.A. from Princeton University and an L.L.B. from the University of Pennsylvania School of Law.

William J. Weyand—Director.  Mr. Weyand, 68, joined our Board of Directors on March 1, 2013, and qualifies as an independent director under the Company’s guidelines for independence.  He is Chairman of our Compensation Committee and a member of our Nominating and Governance Committee.  Mr. Weyand brings a wealth of experience in maximizing shareholder value for corporations for which he has served.  From February 2005 through March 2009, Mr. Weyand was Chairman and CEO of MSC Software before it was acquired in October 2009.  From 1997 through 2001, he served as Chairman and CEO of Structural Dynamics Research Corporation, which was acquired by EDS in 2001. Prior to that time he was Executive Vice President of Measurex Corporation.  Mr. Weyand has served on numerous boards of NASDAQ and NYSE-traded corporations and non-profit organizations.  Mr. Weyand earned a BBA in Marketing from Nichols College.

Mr. James R. Treptow—Director-Nominee.  Mr. Treptow, 67, is a director-nominee for our Board of Directors.  Mr. Treptow is the Founder and Chairman of Magellan Resources Group, a developer and owner of alternate energy and synthetic fuels production facilities in Virginia, West Virginia, Ohio and Pennsylvania.  Notable among project developed since 1995 is the largest wind farm (270 MW) in the east, at Mt. Storm, West Virginia and a group of landfill methane gas conversion facilities outside of Pittsburg, Pennsylvania.  From 1976 – 1995, Mr. Treptow served as Founder/CEO of Treptow Development Company, a regional commercial property developer with offices in Texas, California, Georgia and Washington, DC that has completed more than 11 million square feet of office, industrial, hotel and specialty commercial space.  Mr. Treptow has served as a director of numerous public and private companies and community boards, including Commonwealth Bankshares, Middleburg Financial Corporation, North American Advanced Materials Corporation, The Hill School, Wakefield School, and The Downtown Houston Association.  Mr. Treptow earned a BBA in Industrial Management from the University of Texas – Austin.

Dr. Steven C. Vick—Director, President and Chief Executive Officer.  Dr. Vick, 62, was appointed to our Board of Directors in July 2010.  Dr. Vick is our President and Chief Executive Officer and has served in that capacity since July 2010.  Dr. Vick is committed to the mission of our company, and his background in technology development as well as gasification facility operations positions him well to help steer the direction of this development stage company.  In addition, he is Chief Technology Officer for Global Energy, Inc., a position he has held since March 2006, and has served as the President and a director of Carbon Management Technologies, LLC, a joint venture between Global Energy, Inc. and HTC Purenergy of Canada, or CMT, since February 2008. Dr. Vick has served in various capacities with Global Energy, Inc. and its affiliated companies since August 1995, including General Manager at the Wabash River Gasification Facility, now known as SG Solutions LLC, from September 2003 to February 2006 when it was under Global Energy Inc.’s management, and Senior Vice President of Global Environmental, Ltd. from 1995 to 2003.   Before joining Global Energy Inc., Dr. Vick served as the President of Trans-End Technology, a PCB disposal company, from June 1994 until April 1995. From 1977 until June 1994, Dr. Vick worked for Union Carbide Corporation’s chemical and polymers companies and UNISON Transformer Services, Inc., a Union Carbide Corporation subsidiary, in various positions of increasing responsibility, including Director of Research and Technology. Dr. Vick earned a PhD in inorganic chemistry from Massachusetts Institute of Technology.

Mr. Ernest K. Jacquet—Director, Director of Finance.   Mr. Jacquet, 66, joined the Board of Directors on February 15, 2012.  He joined the management team as Director of Finance on September 1, 2012.  Mr Jacquet was a Managing Partner at Mentor Partners and Chairman of Passport Brands, Inc. and Executive Producer of AMERICA STAND UNITED: In Support of our Troops. Previously, he was Managing Partner of Parthenon Capital, a private equity firm with approximately $1.7 billion of assets under management. Prior to co-founding Parthenon Capital in 1998, Mr. Jacquet was a General Partner at Summit Partners, a venture capital firm with approximately $6 billion of assets under management, where he started their Buyouts Group. In the 1980’s, he was a Principal at Bain Capital and was a member of the International M&A Group at Morgan Stanley & Co, New York. Mr. Jacquet spent eight years in the United Kingdom, where he became one of the youngest Directors of Trafalgar House Investments PLC developing offshore oil and gas in the North Sea.  Prior to the Trafalgar House Investments, PLC, he served four years as a U.S. Navy Diving Officer in the Far East.  Currently, he serves as Chairman of the Board of Directors of Passport Brands (“PBIX”), the North American licensee of Marithe +Francois Girbaud. Mr. Jacquet has served on numerous boards including: Chairman of Interline Brands Inc. (“IBI”) which went public and grew to over a billion dollar market cap.  Other representative boards include:  Acurex (Chairman), Astech (Chairman), Academic Management Services (Chairman) and Chase Federal Bank.  Mr. Jacquet is a licensed Professional Engineer and patent holder. He earned his MSE and BSE with Honors from the University of Michigan and his MBA from Stanford Business School.

Board Composition

Our Board of Directors currently consists of six directors, with Mr. Graves serving as chairman of the board.  Although we are not presently required to have independent directors, our Board of Directors has determined that the following directors are independent directors for the purposes of compliance with the NASDAQ and SEC rules applicable to director independence: Messrs. Davis, Proctor and Weyand).   If elected, our nominee, Mr. Treptow, will complete the independent director majority on our board.  We anticipate that our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.  We intend to comply with future governance requirements to the extent they become applicable to us.

Board Meetings

In 2012, there were a total of five (5) board meetings.  No director attended less than 75% of the meetings. We currently do not have a policy with regard to director attendance at annual meetings of stockholders, but plan to develop such a policy within the next twelve months.  There were no committee-only meetings, as committee business was discussed in the at-large board meetings.  Beginning in 2013, our committees began to meet separately.

Board Committees

Our Board of Directors has an audit committee, a compensation committee, and a nominating and governance committee.  Each of these committees has a charter approved and adopted by our Board of Directors and the committee.   The committee charters are posted on our website at www.usasfc.com.  All of the individuals who serve on these committees are independent to the extent required by, or as defined under, the rules approved by the SEC and the listing standards to NASDAQ.

Audit Committee

The Board of Directors has an audit committee, consisting of Messrs. Davis and Proctor.  Mr. Davis serves as chairman of the audit committee and qualifies as the “audit committee financial expert” within the meaning of the regulations of the SEC and the listing standards of NASDAQ.   The primary responsibilities of our audit committee include:

•	Appointing, approving the compensation of, and assessing the qualifications and independence of our independent registered public accounting firm, which currently is BDO USA, LLP.
•	Overseeing the work of our independent registered public accounting firm, including the receipt and assessment of reports from that firm.
•	Reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures.
•	Preparing the audit committee report required by SEC rules to be included in our annual proxy statements.
•	Monitoring our internal control over financial reporting and our disclosure controls and procedures.
•	Reviewing our risk management status.
•	Establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns.
•	Meeting independently with our independent registered public accounting firm and management.
•	Monitoring compliance by our senior financial officers with our code of conduct and ethics.

All audit and non-audit services to be provided by our independent registered public accounting firm must be approved in advance by the audit committee.

Compensation Committee

The Board of Directors has a compensation committee, consisting of Messrs. Davis, Proctor and Weyand.  Mr. Weyand serves as the chairman of the Compensation Committee. The primary responsibilities of the compensation committee include:

•	Annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer.
•	Determining the compensation of our chief executive officer.
•	Reviewing and approving, or making recommendations to our Board of Directors with respect to, the compensation of our other executive officers.
•	Overseeing an evaluation of our executive officers.
•	Overseeing and administering our cash and equity incentive plans, if any.

Policies and Procedures

During 2012 the Company began to establish formal compensation objectives, policies and procedures with respect to our executive chairman, our principal executive officer and our principal financial officer.  While we have entered into employment agreements with three individuals since September 2012 as more fully disclosed in the Executive Compensation section, we expect to continue formalizing our policies and procedures as they relate to all of our management within the next twelve months.

Decisions regarding the compensation to be paid to our chief executive officer will be made by our compensation committee as outlined above and decisions regarding compensation to be paid to our other executive officers will be approved by the board following recommendations from our chief executive officer.  We expect that the compensation committee will consider competitive market practices within our industry to update the compensation packages for our named executive officers that will allow us to continually attract and retain the best executive, professional and technical expertise for our industry, possibly utilizing independent compensation consultants. Our compensation committee will work with our executive management to formulate new policies and procedures for executive compensation other than for our chief executive officer that will enable us to retain our named executive officers and other senior management and attract additional new talent as we expand, while aligning with the best interests of our stockholders.

Nominating and Governance Committee

The Board of Directors has a nominating and governance committee, consisting of Messrs. Davis, Proctor and Weyand.  Mr. Proctor serves as chair of the nominating and governance committee.  The primary responsibilities of the nominating and governance committee include:

•	Identifying individuals qualified to become members of our Board of Directors.
•	Recommending to our Board of Directors the persons to be nominated for election as directors and for each of our board committees.
•	Reviewing and making recommendations to our Board of Directors with respect to management succession planning.
•	Developing, updating and recommending to our Board of Directors corporate governance principles and policies.
•	Overseeing the evaluation of our Board of Directors.
•	Reviewing and making recommendations to our Board of Directors with respect to director compensation.

Consideration of Director Candidates Recommended by Stockholders

At this time, the nominating committee does not have a formal policy for the consideration of director candidates submitted by the Company’s stockholders.  The Board of Directors believes this is appropriate due to the size of the board, which consists of six (6) individuals currently: two of whom (Mr. Graves and Dr. Vick) we believe have significant history and experience in the business area of the Company. The board, however, does have an unofficial policy that it will consider director candidates submitted by Company stockholders.  Any such nomination, together with a statement of the nominee's qualifications and consent to be considered as a nominee and to serve if elected, should be mailed to the Secretary of the Company no later than December 31, 2013, in order to be included in the proxy statement in connection with next year's Annual Meeting of Stockholders.  The Company expects to adopt a formal policy for identifying, evaluating and considering director candidates, including nominees submitted by Company stockholders within the next twelve months.  At this time, we do not anticipate there will be any differences in the manner in which the nominating committee evaluates nominees for directors based on whether the nominee is recommended by a stockholder, by the Board of Directors, or by other means.  The Board of Directors expects to adopt a set of specific minimum qualifications that the Board of Directors and the nominating committee believes must be met by any nominee for a position on the Board of Directors along with any specific qualities or skills the nominating committee believes are necessary for one or more of the Company’s directors to possess.  We expect, at a minimum, these qualifications should include the following characteristics:

•	The highest personal and professional ethics, integrity and values;
•	Broad-based skills and experience at an executive, policy-making level in business, academia, government or technology areas relevant to the Company’s activities;
•	A willingness to devote sufficient time to become knowledgeable about the Company’s business and to carry out his or her duties and responsibilities effectively; and
•	A commitment to serve on the Board for two years or more at the time of his or her initial election.

Other factors we believe should be included in the selection process as it is developed may include, but are not limited to, the following:
•	Experience in the technology areas relevant to the Company’s activities;
•	Experience as a director or executive officer of a public company;
•	Experience as an independent public accountant;
•	Significant academic experience in a field of importance to the Company;
•	Recent experience in an operating role at a large company; and
•	Other relevant information.

The Board of Directors currently does not have a policy in place which considers diversity in identifying nominees for director.  As the Board of Directors recognizes that diversity within corporations is important, we also plan on implementing a diversity policy within the next twelve months.

Contacting the Board of Directors

Any stockholder who desires to contact our Board of Directors, committees of the Board of Directors or individual directors may do so by writing to:  USA Synthetic Fuel Corporation, 312 Walnut Street, Suite 1600, Cincinnati, OH 45202, Attention: Lynne R. Graves, Secretary. Mrs. Graves will direct such communication to the appropriate persons.

Our Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies.  Our Board of Directors performs this oversight role by using several different levels of review.  In connection with its reviews of the operations and corporate functions of our company, our Board of Directors addresses the primary risks associated with those operations and corporate functions.  In addition, our Board of Directors reviews the risks associated with our company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our board committees also oversees the management of our company’s risk that falls within the committee’s areas of responsibility.  In performing this function, each committee has full access to management, as well as the ability to engage advisors.

The Board of Directors recommends a vote “FOR” the nominees listed above as Directors to hold office until the 2014 Annual Meeting or until each successor is duly elected and qualified.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has selected BDO USA, LLP as the Company’s independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2013 and is asking the stockholders for ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm. Stockholder ratification is not required by our Company’s bylaws or under any other applicable legal requirement. If the stockholders do not ratify Audit Committee’s appointment, the Audit Committee will reconsider the appointment.  A representative of the accounting firm does not expect to be present at the Annual Meeting.

We expect that BDO USA, LLP will audit our consolidated financial statements for fiscal year ending December 31, 2013, review the related interim quarters, and perform audit-related services and consultation in connection with various accounting and financial reporting matters.  BDO USA, LLP may also perform certain non-audit services for our Company. The Audit Committee has determined that the provision of the services to be provided by BDO USA, LLP as set forth herein are compatible with maintaining their independence and the prohibitions on performing non-audit services set forth in the Sarbanes-Oxley Act and relevant Securities and Exchange Commission rules.

On June 21, 2013, the Audit Committee dismissed KWCO, PC (“KWCO”) as the Company’s independent registered public accounting firm, and appointed BDO USA, LLP.

The report on the financial statements for the years ended December 31, 2012 and 2011 audited by KWCO contained no adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting, except that the report for the years ended December 31, 2012 and 2011, respectively, was modified by an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

In respect of the Company’s fiscal years ended December 31, 2012 and 2011, and through June 21, 2013, there have been no disagreements with KWCO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KWCO, would have caused them to make reference thereto in their reports on the financial statements. However, we did have a disagreement with KWCO concerning financial statements for fiscal year ended December 31, 2010, the substance of which was fully reported in our 8-K filed on January 21, 2011, as amended on February 17, 2011 and March 2, 2011, and which were subsequently fully resolved, as reported in our 8-K filed on March 30, 2011.  Our Chairman of the Board of Directors discussed the subject of such disagreement with KWCO and our Board of Directors, acting in its capacity as Audit Committee considered the issue as more fully described in the above referenced 8-Ks.  We have authorized KWCO to respond fully to the inquiries of the successor accountant in respect of the subject matter of such disagreement or any other matter, with no limitations.  We are not aware, and KWCO has not informed us, of any current reportable events that would require disclosure in this Schedule 14A.

Previous Actions with Respect to KWCO

On January 13, 2011, KWCO indicated that KWCO would resign as our independent registered public accounting firm, effective immediately. The termination of the auditor-client relationship was approved by our audit committee on January 19, 2011.

KWCO sent a letter to the Company informing us that it resigned due to the following reasons:

•
Filing documents with SEC without auditor's approval. We do not agree with KWCO's statement that documents were filed without their approval. Following the audit work for 2008 and 2009 we signed a separate engagement letter with KWCO for quarterly reviews as we proceeded to upgrade the company to a full SEC reporting company. We believed that we were interacting with KWCO in a process of review, comment, incorporation of comments, final document, and file. In each instance in which we filed documentation with the SEC, we supplied KWCO with the draft documents, and then followed up with multiple email and phone communications. Due to the fact that the principal contact at KWCO was on significant medical leave (hospital and recovery) for a considerable period of time, we often had to depend on messages left with or passed through KWCO staff. In each event, after multiple communications to inquire as to whether there were any further comments, upon receiving, or being told there were, none, we would file the relevant document with the SEC to meet the SEC's required deadline. In instances where we did have KWCO comments, we incorporated those changes and returned the document to KWCO for any further comments. Upon receiving no comments, or being told there were none, we filed the relevant document to meet the SEC's required deadline.

•
Filing Form 10-Q without reviewed financial statements. We do not agree with KWCO's statement that any Form 10-Q was filed without reviewed financial statements. We believed that our interim financial statements in our Form 10-Q for the quarter ended September 30, 2010, filed on November 15, 2010, were reviewed by KWCO. We engaged KWCO as our auditor to conduct a review of interim financial statements. We submitted the draft financial statements and the Form 10-Q to KWCO several times with revisions for comments, and ultimately followed up with multiple KWCO contacts for approval to file prior to any filing. KWCO’s view is that difficulty receiving requested documentation from the Company led them not to finalize the financial statement review process before the filing of the Form 10-Q for the quarter ended September 30, 2010. We were unaware of this position until the auditor resignation. It was, and remains, our intent to engage our auditors and, as part of our year-end audit work, to amend, where necessary, our Form 10-K and Form 10-Q pursuant to rule 8-03 of Regulation S-X and provide interim financial statements reviewed by our independent public accountant using professional standards and procedures for conducting such reviews under generally accepted auditing standards as may be modified or supplemented by the SEC.

•
Differences of opinion as to answers included in responses to SEC comment letters. After sending the auditors draft responses to SEC comment letters for review, we were not informed by the auditors what answers to SEC Comment letters, if any, they disagreed with or that represented a difference of opinion.

•
Un-reconciled differences related to valuation of BOE Energy Asset. We did have a disagreement with KWCO regarding the valuation of our barrel of oil equivalent (BOE) Energy Asset.  Each of our 2010 audit subsequent events for second quarter 2010 interim financials, and third quarter 2010 interim financials included the BOE Energy Asset (with 70¢/BOE basis), including filings that we believed were reviewed by KWCO. It was our understanding that our second quarter 2010 and third quarter 2010 financials with BOE Energy Asset were correct. However, we are aware that KWCO subsequently developed a view that there may be a different accounting treatment needed for this asset. According to KWCO, the disagreement stems from the fact that the asset was, at one time, owned by a related party, and that the Energy Contract related to the asset is computed on a BOE basis, which constitutes a different approach for solid hydrocarbons. In view of the fact that the disagreement had not been declared a disagreement, no audit or other committee of our Board of Directors, nor the Board of Directors itself, discussed the subject matter with KWCO. However, the Chairman of the Board of Directors, in that capacity, and in the capacity of Chief Financial Officer, did discuss this subject matter with KWCO and, ultimately, agreed with KWCO’s opinion on the need to apply a different accounting treatment for the BOE Energy Asset, which treatment was included in our Form 10-K for the year ended December 31, 2010 and subsequent interim periods.

On March 28, 2011, our Board of Directors approved the selection and re-engagement of KWCO as our independent registered public accounting firm.

Upon subsequent discussions with KWCO and the staff of the SEC, we agreed that a restatement of our quarterly report on Form 10-Q for the period ended September 30, 2010 filed on November 15, 2010 was necessary. We filed Form 10-Q/A amending Form 10-Q for the period ended September 30, 2010 filed on November 15, 2010 and reflecting the restatement on May 26, 2011. We agreed with KWCO that we would account for our acquisitions of the BOE Energy Asset and Lima Energy Company in a more conservative manner for the annual report on Form 10-K for the period ended December 31, 2010 and for all subsequent periods. The restatement of our financials for the quarter ended September 30, 2010 highlighted one-time accounting changes for the acquisitions of the BOE Energy Asset and Lima Energy Company.

The misunderstanding of our verbal communications with KWCO represented a material weakness in our internal control over financial reporting.  In order to remediate this material weakness, we began requiring more explicit communications and written consensus between KWCO and our senior management. We included this requirement in our formal program of internal controls over of financial reporting as of July 15, 2011.

Audit Fees

KWCO, our former principal accountant, billed us $103,398 for professional services for the audit of our annual consolidated financial statements for the 2012 fiscal year and the reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2012 fiscal year and approximately $80,000 for the 2011 fiscal year.

Audit-Related Fees

KWCO did not bill us for any audit-related services for the fiscal year ending December 31, 2012 and 2011.

Tax Fees

In connection with tax services, KWCO did not perform professional services related specifically to tax compliance for the two fiscal years ending December 31, 2012 and 2011.

All Other Fees

KWCO did not bill us for any services or products other than audit fees, as listed above, for the fiscal year ending December 31, 2012 and 2011.

Audit Committee Pre-Approval Policies and Procedures

In accordance with our Audit Committee’s charter and the requirements of law, all services provided by KWCO were pre-approved by the Audit Committee and all services to be provided by our auditor going forward will be pre-approved. Our pre-approval policy relates to pre-approval for audit services and non-audit services.  To avoid certain potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its auditing firm. We obtain these services from other service providers as needed.

Required Vote and Board Recommendation

While approval of the Independent Registered Public Accounting Firm proposal is not required, the board seeks the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote.

The Board of Directors recommends a vote “FOR” the following proposal:

RESOLVED, That action by the Audit Committee appointing BDO USA, LLP as the Company’s independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2013 is hereby ratified, confirmed, and approved.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

The Board of Directors is providing stockholders with the opportunity to vote on an advisory resolution, commonly known as “Say-on-Pay,” considering approval of compensation of the named executive officers of USA Synthetic Fuel Corporation.

The Company currently does not have a formal compensation policy for our named executive officers.   The Compensation Committee, which is responsible for the compensation of our executive officers, over the next twelve months, will establish a formal compensation policy guided by the philosophy that the Company’s ability to provide sustainable value is driven by superior individual performance.

The Board of Directors believes that the compensation policy of the named executive officers should align the interests of the executive officers with those of our stockholders, and therefore plans to include in the compensation policy guidelines for stock ownership for our named executive officers.  The Board also believes that a company must offer competitive compensation to attract and retain experienced, talented and motivated employees.

Required Vote and Board Recommendation

Because the vote is advisory, it will not be binding upon the Board of Directors.  However, the Compensation Committee and the Board will take the outcome of the vote into account when considering future executive compensation policies and decisions.

The Board of Directors recommends a vote “FOR” the advisory approval of the compensation of the Company’s named executive officers.

RESOLVED, That the stockholders approve, on an advisory basis, the compensation of USA Synthetic Fuel Corporation’s named executive officers as described in the Executive Compensation and Other Matters section in this proxy statement.

PROPOSAL NO. 4

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

Recent legislation allows stockholders to vote every six years whether to schedule a stockholder non-binding advisory vote on executive compensation every 1, 2 or 3 years.  Stockholders are provided the following choices regarding the scheduling of the advisory vote on executive compensation:

1 Year ☐	2 Year ☐	3 Year ☐

After careful consideration of this proposal, the Board of Directors has determined that holding an advisory vote on executive compensation every year is the most appropriate alternative for USA Synthetic Fuel Corporation and recommends that the stockholder vote for the one-year interval for the advisory vote on executive compensation.

In formulating its recommendation, the Board of Directors considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in this proxy statement every year.  The Company understands that our stockholders may have different views regarding frequency for the advisory vote on executive compensation, and we look forward to hearing from our stockholders on this proposal.

Because the vote is advisory, it will not be binding upon the Board.  However, the Board will take into account the outcome of the vote when considering the scheduling of future stockholder advisory votes on executive compensation.

Required Vote and Board Recommendation

The Board of Directors will consider the stockholder preferences for scheduling future advisory votes on executive compensation as indicated by the number of votes cast by stockholders entitled to vote at the Annual Meeting for each option.

The Board of Directors recommends a vote “FOR” the 1 Year option for scheduling the advisory vote on executive compensation.

RESOLVED, That the stockholders wish the Company to include an advisory vote on the compensation of its named executive officers every year.

PROPOSAL NO. 5

APPROVAL OF THE USA SYNTHETIC FUEL CORPORATION 2013 STOCK INCENTIVE PLAN

General

On October 17, 2013, the Board of Directors adopted the USA Synthetic Fuel Corporation 2013 Stock Incentive Plan (the “Plan”), subject to the stockholders’ approval and ratification at the 2013 Annual Meeting.   The Board of Directors believes that it is in the best interests of the Company and our stockholders to approve the 2013 Stock Incentive Plan.  The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Once the plan is approved, the Compensation Committee will have the opportunity to recommend awards for our named executive officers, and our Nominating Committee will have the opportunity to recommend awards for our independent directors, all of which will be reviewed and approved by our Board of Directors.

Approval of this Proposal No. 5 will constitute approval of the Plan itself.

A summary of the Plan is set forth below and is qualified in its entirety by reference to the full text of the Plan, attached hereto as Appendix A.  Capitalized terms used in the summary of stock plan below shall have the definitions ascribed to them in the Plan.

Summary

Administration of the Plan
The Plan shall initially be administered by the Company’s Compensation Committee of the Board of Directors, but the Board may designate a separate committee in the future.  The committee shall have the power and authority to:

•	Designate Participants;
•	Determine the type or types of Awards to be granted to each Participant under the Plan;
•	Determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;
•	Determine the terms and conditions of any Award or Award Agreement;
•	Amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award;
•	Determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;
•	Interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;
•	Establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and
•	Make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

However, unless expressly prohibited by the Plan, the Board may at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Neither the Board of Directors nor the Committee to which administration of the Plan is delegated will provide advice to participants about whether or not to accept or exercise their awards.  Each participant must make his or her own decision about whether or not to accept or exercise and award.

Amendment or Termination of the Plan
The Board may at any time amend, alter, suspend, discontinue or terminate the plan.  Notwithstanding any other provision of the Plan or Award Agreement, no such action shall be taken absent stockholder approval that violates the rules or regulations of the Financial Industry Regulatory Authority, Inc. or any other securities exchange that are applicable to the Company; causes the company to be unable, under the Code, to grant Incentive Stock Options under the Plan; increases the number of shares authorized under the Plan as specified in Section 4(a); permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(g)(vii) of the Plan; or would prevent the grant of Options or Stock Appreciation Rights that would qualify for the Performance-Based Exception.

Eligibility
Any employee, officer, consultant, independent contractor or Director providing services to the Company or any Subsidiary who the Committee determines to be an Eligible person, shall be eligible to be designated a Participant under the Plan.

Nothing in the Plan or in any award under the Plan limits in any way the right of the Company or of any of its subsidiaries to terminate the employment or consulting or advising relationship of any award holder at any time.

Written Agreement
Each award under the Plan will be evidenced by a written agreement, contract or other instrument or document evidencing any Award granted under the Plan by the Committee.

Effective Date of the Plan & Term
The effective date of the Plan shall be the date of its adoption by the Board unless the stockholders of the Company do not approve the Plan within one year thereafter.  In the event of such an occurrence, all Awards granted under the Plan will be terminated and deemed null and void.

No Award shall be granted under the Plan after ten years from earlier of date of adoption of Plan by Board or date of stockholder approval or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan.

Types of Awards
The Plan authorizes the granting of the following types of awards to Participants:

•	Incentive Stock Option or a Non-Qualified Stock Option;
•	Stock Appreciation Rights;
•	Restricted Stock;
•	Restricted Stock Unit;
•	Performance Award; and
•	Dividend Equivalent or Other Stock-Based Grant under the Plan

Tax Aspects of the Plan
Though the sole responsibility of a Participant, the Company may take such action deemed appropriate to ensure federal, state or local taxes are withheld or collected.

In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee may permit the Participant to satisfy his or her tax obligation by either electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.

Securities Law Compliance
Shares of Common Stock will not be issued pursuant to the exercise of an Option or the receipt of a Stock Award unless the Committee determines that the exercise of the Option or receipt of Stock Award and the issuance and delivery of such shares will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, applicable state and foreign securities laws and the requirements of any stock exchange on which our Common stock may eventually be traded.

Shares Issuable for Awards
Subject to Section 4(c) of the Plan, an aggregate 4,000,000 Shares may be issued under the Plan.  The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 4,000,000, subject to Section 4(c) of the Plan and the provisions of Section 422 or 424 of the Code or any successor provision.

Stock Option Awards
Under the Plan, stock option awards entitle a Participant to purchase shares of USA Synthetic Fuel Corporation common stock at not less than 100% of the Fair Market Value of a Share on the date of grant of such Option. The maximum term of the stock option grant is ten years. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

Substitute Awards
The Committee, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (or no consideration), including cash, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

Prohibition on Option Repricing
Without stockholder approval, except as provided in Section 4(c) of the Plan, no Option may be amended to reduce its initial exercise price and no Option shall be canceled and replaced with an Option or Options having a lower exercise price.

Adjustment Provisions
The Plan provides for adjustments of awards and shares authorized for issuance under the 2013 Plan in the event of any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

In any such event, the Committee will make such substitutions or adjustments in the aggregate number of shares that may be distributed under the 2013 Plan and in the number, class and option price or other price of shares subject to outstanding awards as it believes to be equitable or appropriate to maintain the purpose of the original grant.

Consideration for Awards
Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

Transferability of Awards
Subject to section 7(g)(iv) of the Plan, no Award (other than an Other Stock-Based Grant of unrestricted Shares) and no right under any such Award shall be transferable by a Participant except by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant.

Performance-Based Exception
With respect to any Award intended to qualify for the Performance-Based Exception, the Committee shall certify in writing whether the applicable Performance Goals and other material terms imposed on such Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Award.  Notwithstanding any other provision of the Plan, payment or vesting of any such Award shall not be made until the Committee certifies in writing that the applicable Performance Goals and any other material terms of such Award were in fact satisfied in a manner conforming to applicable regulations under Section s of the Code.

Registration of Shares
If our stockholders approve this proposal, the Board of Directors intends to cause the shares of common stock that will become available for issuance under the Plan to be registered on a Form S-8 Registration Statement to be filed with the SEC at the Company’s expenses prior to the issuance of any such shares.

Board Recommendation

The Board of Directors recommends a vote “FOR” the approval and ratification of the Board of Directors’ adoption of the USA Synthetic Fuel Corporation 2013 Stock Incentive Plan.

RESOLVED, That the stockholders hereby approve and ratify the Board of Directors’ adoption of the USA Synthetic Fuel Corporation 2013 Stock Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of common stock as of October 25, 2013, by each of the following:

•	each person (or group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) known by us to own beneficially more than 5% of the common stock;
•	the executive officers named in the Summary Compensation Table in this proxy statement;
•	each of our directors and director-nominees; and
•	all of our directors, director-nominees, and executive officers as a group.

The amounts and percentages are based on 80,682,390 shares of common stock issued as of October 25, 2013, except as noted for convertible noteholders and warrantholders.  As used in this table, “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security.  A person is considered the beneficial owner of securities that can be acquired within 60 days of such date through the exercise of any option, warrant or right. Shares of common stock subject to options, warrants or rights which are currently exercisable or exercisable within such 60 days are considered outstanding for computing the ownership percentage of the person holding such options, warrants or rights, but are not considered outstanding for computing the ownership percentage of any other person.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of our common stock, except to the extent authority is shared by spouses under community property laws. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of the Company, 312 Walnut Street, Suite 1600, Cincinnati, Ohio 45202.

	Amount of
	Beneficial
Name of Beneficial Owner	Ownership	Percentage

5% Stockholders:
Trust 3 dated December 1, 2005 (1)	9,000,000	11.15%
Strative Capital Ltd. (2)	10,312,500	11.33%
Strative Capital Ltd. (3)	10,312,500	11.33%
Lynne R. Graves (4)	32,377,580	40.13%

Executive Officers, Directors and Director-Nominees:
Harry H. Graves (5)	32,377,580	40.13%
J. Bradley Davis (6)	2,251,371	2.79%
Steven C. Vick	480,000	*
Ernest W. Jacquet	422,901	*
John P. Proctor	163,856	*
William J. Weyand	4,674	*
James R. Treptow	100,000	*
Daniel W. Dixon (7)	20,000	*

All Executive Officers, Directors and Director- Nominees as a group:	35,820,382	44.39%
(8 persons)
Total Shares Outstanding:	80,682,390	100%

*	Less than 1%
(1)	Fifth Third Bank, 38 Fountain Square Plaza, Floor 17, Cincinnati, OH 45202, Agent for L.C. Davis, Trustee
(2)
100 King Street, Suite 5700, Toronto, ON M5X 1C7 Canada.  4% subordinated secured convertible note due August 31, 2017 convertible into 10,312,500 shares of common stock contains voting power contingent on share conversion.  Ownership percentage is based on total of 90,994,890 shares.

(3)
100 King Street, Suite 5700, Toronto, ON M5X 1C7 Canada. Warrants for 10,312,500 shares of common stock are exercisable at any time through September 24, 2022.  Voting power is contingent on exercise of warrants.  Ownership percentage is based on total of 90,994,890 shares.

(4)	Includes 28,258,010 shares beneficially owned by Mrs. Graves’ spouse.
(5)	Includes 4,119,570 shares beneficially owned by Mr. Graves’ spouse.
(6)
Mr. Davis owns 221,990 shares directly.  Beneficial ownership includes 93,333 shares owned by his spouse, 1,557,142 shares owned by Ridge Advisors Inc., where Mr. Davis is principal, and 378,906 shares in the name of Ridge Capital Partners LLC, which is Mr. Davis’ 50% share for which he has voting and investment power.

(7)	Mr. Dixon’s employment agreement calls for a grant of 50,000 shares of the Company’s common stock to be vested on January 1, 2015. These shares will be granted under the proposed Stock Incentive Plan.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The table set forth below summarizes for our named executive officers the compensation paid, accrued or granted, during or with respect to the fiscal years ended December 31, 2012 and 2011.

Name and Principal Position	Year	Salary		Total

Steven C. Vick - President and Chief Executive Officer	2012	$276,996		$276,996

	2011	$277,000	(1)	$277,000
Harry H. Graves – Executive Chairman and Former Chief Financial Officer	2012	$213,336	(2)	$213,336

	2011	$200,000	(3)	$200,000

(1)	Dr. Vick’s salary in 2011 was accrued and has not yet been paid.
(2)	In 2012, Mr. Graves accrued salary of $133,336 and was paid $80,000 of his salary.
(3)	In 2011, Mr. Graves’ salary was accrued through 12/31/11, and at the end of 2011, Mr. Graves agreed to convert his total accrued salary of $283,335 to 40,477 shares of our common stock.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the Discussion of Summary Compensation set forth below. Based on its review and discussion with management, the Committee recommended to the Board of Directors that this summary be included in this Proxy Statement. This report is provided by the following independent directors, who comprise the Compensation Committee:

William J. Weyand (Chairman)
J. Bradley Davis
John P. Proctor

Discussion of Summary Compensation

Employment Agreements

On September 24, 2012, we entered into formal employment agreements with Dr. Steven C. Vick, our chief executive officer, and Mr. Harry H. Graves, our executive chairman and our chief financial officer at that time. In November of 2012, we entered into a formal employment agreement with Daniel W. Dixon, our current chief financial officer, effective January 1, 2013.  Mr. Graves resigned from the office of chief financial officer effective as of January 1, 2013.

Dr. Vick.  The employment agreement with Dr. Vick provides that Dr. Vick is an at-will employee and may be terminated for any reason at any time.  Under the agreement, we agreed to pay Dr. Vick an annual base salary of $277,000, with the possibility of a bonus based on board-determined performance-based criteria.  We do not anticipate paying a bonus in the immediate future.  In the event that Dr. Vick’s employment agreement is terminated by us without “Cause”, as that term is defined in his employment agreement, we will be obligated to pay him his then-current rate of base salary for a period of 1 year following termination.  In the event that Dr. Vick’s employment agreement is terminated by him in a manner that satisfies the definition of a “Separation from Service for Good Reason”, as that term is defined in the employment agreement, we will be obligated to pay him his then current rate of base salary for a period of 1 year following termination.

Mr. Graves. The employment agreement with Mr. Graves provides for a ten- year initial term with one-year automatically renewable extensions thereafter until terminated.  Under the agreement, we agreed to pay Mr. Graves an annual base salary of $240,000, with the possibility of a bonus based on board-determined performance-based criteria.  We do not anticipate paying a bonus in the immediate future.  In the event that Mr. Graves’ employment agreement is terminated by us without “Cause”, as that term is defined in his employment agreement, we will be obligated to pay Mr. Graves an amount equal to the sum of his then-current rate of base salary that would have been payable had he remained employed by us during the remainder of the term of his employment agreement in effect immediately prior to the date of termination, payable in accordance with our normal payroll procedures.  In the event that Mr. Graves’ employment agreement is terminated by him in a manner that satisfies the definition of a “Separation from Service for Good Reason”, as that term is defined in the employment agreement, we will be obligated to pay Mr. Graves an amount equal to the sum of his then-current rate of base salary that would have been payable had he remained employed by us during the remainder of the term of his employment agreement in effect immediately prior to the date of termination, payable in accordance with our normal payroll procedures.

Mr. Dixon.  The employment agreement with Mr. Dixon provides that he is an at-will employee and may be terminated for any reason at any time.  Under the agreement, we agreed to pay Mr. Dixon an annual base salary of $187,000, with the possibility of a bonus of up to 70% of base salary based on board-determined performance-based criteria.  In the event that Mr. Dixon’s employment agreement is terminated by us without “Cause”, as that term is defined in his employment agreement, we will be obligated to pay him his then-current rate of base salary for a period of one (1) year following termination.  In the event that Mr. Dixon’s employment agreement is terminated by him in a manner that satisfies the definition of a “Separation from Service for Good Reason”, as that term is defined in the employment agreement, we will be obligated to pay him his then current rate of base salary and annual bonus, if applicable, for a period of one (1) year following the date of his termination.  The Company also committed to establishing a form of employee stock program within the next 12 months, under which Mr. Dixon will receive an initial grant of 50,000 shares of our common stock, and which will vest in full on January 1, 2015, as long as Mr. Dixon remains employed with us.  As of October 16, 2013, the Board of Directors has approved our 2013 Stock Incentive Plan, under which those shares will be granted.

Outstanding Equity Awards at December 31, 2012

 None.

On October 17, 2013, our Board of Directors approved our 2013 Stock Incentive Plan, for which we expect to get stockholder approval at our Annual Meeting.  We anticipate providing equity awards to our named executive officers before the end of 2013, including the award listed under Mr. Dixon’s employment agreement.

DIRECTOR COMPENSATION

Effective March 1, 2013, the Company adopted the Independent Director Compensation Policy under which independent directors will receive an annual fee of $35,000 paid in either cash or common stock of the Company at our discretion.  The annual fee will be prorated based on the number of months that the director serves or served on the board during any fiscal year and will be paid no later than 15 days after the end of each fiscal year.  Independent directors also will receive reimbursement for reasonable travel expenses incurred to attend board and committee meetings during their term of office.

In 2012 and 2011, no compensation or stock awards were made to any of our directors.

In the next twelve months, our nominating and governance committee will review the compensation policy for our Board of Directors.  We expect to implement guidelines for stock ownership for our independent directors.  Our stock incentive plan will allow a range of stock-based awards to our directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.  Based on a review of the company’s records, we believe that all required reports have been filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a description of transactions, since January 1, 2012, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and to which any related person had or will have a direct or indirect material interest:

On September 24, 2012, we issued 2,500,000 shares of common stock to Global Energy, Inc., which represented part of the purchase price of the Indiana BOE Energy Asset, acquired by the Company’s wholly owned subsidiary, Lima Energy Company.  Global Energy, Inc. is considered a related party to the Company since our chairman of our board of directors, Harry H. Graves, is also an executive officer and is beneficial holder of 44% of the stock of Global Energy, Inc.

On September 24, 2012, we issued 1,100,000 shares of common stock to Global Energy, Inc. pursuant to a subscription agreement.

Policies and Procedures with Respect to Related Party Transactions

As of the date hereof, our Board of Directors has not adopted formal written policies or procedures regarding the review, approval or ratification of related party transactions. It is our intention to adopt such policies and procedures in the next twelve months.  Such policies will include, among other things, descriptions of the types of transactions covered, the standards to be applied in reviewing such transactions, the process for review of such transactions, and the individuals on the Board of Directors or otherwise who are responsible for implementing the policies and procedures. Our audit committee, which is comprised entirely of independent directors, is responsible for such matters on an ongoing basis, consistent with its written charter.  Notice of our adoption of these policies and procedures will be given to all appropriate company personnel.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.usasfc.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 312 Walnut Street, Suite 1600, Cincinnati, OH 45202. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the national securities exchange which the Company trades.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act of 1934, as amended (together, the “Acts”), except to the extent that we specifically incorporate this information by reference, and shall not be deemed filed under the Acts.

In accordance with a written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company’s financial reporting processes and its internal audit function.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls and assessing the effectiveness of the Company’s internal control over financial reporting.  The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board and for issuing reports thereon.

In this context, the Audit committee has met and held discussions with management and the independent auditors.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.  The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as currently in effect.

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent auditors the auditors’ independence from the Company and its management.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for the audit.  The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s accounting principles.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements of the Company on Form 10-K/A for the fiscal year ended December 31, 2012, filed with the U.S. Securities and Exchange Commission on August 19, 2013.

The Audit Committee also recommended to the Board of Directors, subject to stockholder ratification that was obtained on November 28, 2012, the selection of KWCO, PC as its independent registered public accounting firm for the fiscal year 2013.  In June 2013, the Audit Committee subsequently dismissed KWCO, PC and appointed BDO USA, LLP as the Company’s independent registered public accounting firm.  The Audit Committee has recommended to the Board of Directors, subject to stockholder ratification at its forthcoming Annual Meeting, the selection of BDO USA, LLP as its independent registered public accounting firm for the fiscal year 2013.

For the Audit Committee:

J. Bradley Davis  (Chairman)
John P. Proctor

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Any stockholder who intends to present a proposal (other than for director nominations) at the 2014 Annual Meeting of Stockholders, currently expected to occur in June 2014, must deliver the proposal to the Corporate Secretary, USA Synthetic Fuel Corporation, 312 Walnut Street, Suite 1600, Cincinnati, OH 45202, no later than February 14, 2014 if such proposal is to be considered for inclusion in our proxy materials for that meeting.

OTHER MATTERS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the meeting on which action can properly be taken, the persons named in the enclosed proxy will have the discretion to vote such matters in accordance with their judgment.

APPENDIX A

USA SYNTHETIC FUEL CORPORATION

2013 STOCK INCENTIVE PLAN

Section 1.       Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2.       Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)       “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Grant granted under the Plan.

(b)      “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)      “Board” shall mean the Board of Directors of the Company.

(d)      “Change of Control” shall mean the occurrence of any of the following events:

(i)           The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); or

(ii)           Individuals who, as of the date of this Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date of this Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)           Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the Outstanding Company Voting Securities; or

(iv)           Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(e)      “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)       “Committee” shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company’s compensation committee.  The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director.”

(g)      “Company” shall mean USA Synthetic Fuel Corporation, a Delaware corporation, and any successor corporation.

(h)      “Director” shall mean a member of the Board, including any Non-Employee Director.

(i)       “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(j)       “Eligible Person” shall mean any employee, officer, consultant, independent contractor or Director providing services to the Company or any Subsidiary who the Committee determines to be an Eligible Person.

(k)      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)       “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.  Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be (i) the mean between the highest and lowest selling prices quoted on such date by an established quotation service for over-the-counter securities, if the Shares are not reported on a principal exchange or national market system and there is a market for the Shares on such over-the-counter market; or (ii) the closing sale price on such date as reported on the principal exchange or national market system on which Shares are then trading, if any.

(m)     “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

(n)      “Non-Employee Director” shall mean any Director who is not also an employee of the Company or a Subsidiary within the meaning of Rule 16b-3 and who is an “outside director” within the meaning of Section 162(m) of the Code.

(o)      “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(p)      “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(q)      “Other Stock-Based Grant” shall mean any right granted under Section 6(f) of the Plan.

(r)       “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(s)      “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(t)      “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

(u)      “Performance Goal” shall mean the performance goal or goals established by the Committee pursuant to the Plan with respect to an Award.  Any Performance Goal may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, projects, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Goals set forth in Section 9(m)(ii)(A). The Performance Goals may be made relative to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Goals as compared to various stock market indices. Performance Goals may be stated as a combination of the listed factors.

(v)      “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(w)     “Plan” shall mean the USA Synthetic Fuel Corporation 2013 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(x)      “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(y)      “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(z)      “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

(aa)           “Securities Act” shall mean the Securities Act of 1933, as amended.

(bb)           “Share” or “Shares” shall mean a share or shares of common stock, no par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(cc)           “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(dd)       “Subsidiary” shall mean any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

Section 3.       Administration

(a)      Power and Authority of the Committee.  The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

(b)      Power and Authority of the Board.  Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.        Shares Available for Awards

(a)      Shares Available.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 4,000,000. Outstanding Shares under the Plan will be paid out of these Shares.  Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury.  Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 4,000,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

(b)      Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.  Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, including Shares tendered in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan.  In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(c)      Adjustments.  In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award, and (iv) the limitations contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.  Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (or no consideration), including cash, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.  Such adjustments shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)      Award Limitations Under the Plan.  Subject to adjustment as provided in Section 4(c) of the Plan, the following limits shall apply with respect to Awards that are intended to qualify for the Performance-Based Exception:

 (i)           The maximum aggregate number of Shares that may be subject to Options or Stock Appreciation Rights that are granted in any calendar year to any one Eligible Person shall be 400,000 Shares; and

(ii)           The maximum aggregate number of Shares that may be subject to Restricted Stock, Restricted Stock Units or Performance Awards denominated in Shares that are granted in any calendar year to any one Eligible Person shall be 400,000 Shares.

(iii)         The maximum aggregated compensation that can be paid pursuant to Performance Awards not denominated in Shares that are granted in any calendar year to any one Eligible Person shall be $1,000,000 or a number Shares having an aggregate Fair Market Value not in excess of such amount.

Section 5.       Eligibility

Any Eligible Person shall be eligible to be designated a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of a Subsidiary unless such Subsidiary is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.       Awards

(a)    Options.  The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)            Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)           Option Term.  The term of each Option (which shall not exceed 10 years from the date of grant) shall be fixed by the Committee at the time of grant.

(iii)          Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)          Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (provided, however, that in the event the Plan fails to be approved by the stockholders of the Company within one year of its adoption by the Board as required in Section 10, such Incentive Stock Options shall be deemed to be Non-Qualified Stock Options issued under the Plan).

(A) The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Subsidiaries) shall exceed $100,000.

(B) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Subsidiaries, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Subsidiary, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

(E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)    Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan.  Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (i) the Fair Market Value of one Share on the date of exercise, over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right.  Subject to the terms of the Plan, the grant price, term (which shall not exceed 10 years from the date of grant), methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c)    Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)           Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)          Stock Certificates.  Any Restricted Stock granted under the Plan shall be evidenced by the issuance of a stock certificate or certificates, which shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock.

(iii)         Forfeiture.  Except as otherwise determined by the Committee, upon a Participant’s termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)    Performance Awards.  The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan.  A Performance Award granted under the Plan (i) may be denominated or payable in Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, cash, other Awards, or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such Performance Goals during such performance periods as the Committee shall establish.  Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e)    Dividend Equivalents.  The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(f)     Other Stock-Based Grants.  The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Other-Stock Based Grants that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, including Shares issued without restrictions thereon.

(g)    General.

(i)             Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

(ii)            Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Subsidiary.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Subsidiary may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)           Forms of Payment Under Awards.  Subject to the terms of the Plan, payments or transfers to be made by the Company or a Subsidiary upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)           Limits on Transfer of Awards.  No Award (other than an Other Stock-Based Grant of unrestricted Shares) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Option, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer.  Except as otherwise determined by the Committee, each Option or Stock Appreciation Right shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.  Except as otherwise determined by the Committee, no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Subsidiary.

(v)           Term of Awards.  Subject to Section 6(a)(iv)(C), the term of each Award shall be for such period as may be determined by the Committee.

(vi)          Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.  If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

(vii)         Prohibition on Option Repricing.  Except as provided in Section 4(c) hereof, no Option may be amended to reduce its initial exercise price and no Option shall be canceled and replaced with an Option or Options having a lower exercise price, without the approval of the stockholders of the Company.

Section 7.         Amendment and Termination; Adjustments

(a)      Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)           violates the rules or regulations of the Financial Industry Regulatory Authority, Inc. or any other securities exchange that are applicable to the Company;

(ii)          causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(iii)         increases the number of shares authorized under the Plan as specified in Section 4(a);

(iv)         permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(g)(vii) of the Plan; or

(v)          would prevent the grant of Options or Stock Appreciation Rights that would qualify for the Performance-Based Exception.

(b)      Amendments to Awards.  The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively.  Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.  Notwithstanding the foregoing, the Committee shall not waive any conditions or rights of the Company, or otherwise amend or alter any outstanding Award that is intended to qualify for the Performance-Based Exception in such a manner as to cause such Award to fail to so qualify.

(c)      Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.         Income Tax Withholding

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.         General Provisions

(a)      No Rights to Awards.  No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)      Award Agreements.  No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)      Plan Provisions Control.  In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)      No Rights of Stockholders.  Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

(e)      No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f)      No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or us giving a director of the Company or a Subsidiary the right to continue as a director, of the Company or any Subsidiary, nor will it affect in any way the right of the Company or a Subsidiary to terminate such employment at any time, with or without cause.  In addition, the Company or a Subsidiary may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or a Subsidiary, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.  Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Subsidiary, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or a Subsidiary.  The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment.  Under no circumstances shall any person ceasing to be an employee of the Company or any Subsidiary be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.  By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)     Governing Law.  The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(h)     Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)      No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and an Eligible Person or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

(j)      Other Benefits.  No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

(k)     No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)      Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m)    Section 16 Compliance; Section 162(m) Administration.    (i)           The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3.  If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative.  The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons.

(ii)           Notwithstanding anything in the Plan to the contrary, Options and Stock Appreciation Rights granted under the Plan are intended to qualify for the Performance-Based Exception, and other Awards may be granted that are intended to qualify for the Performance-Based Exception. As determined by the Committee in its sole discretion, the grant, vesting, exercisability and/or settlement of any Restricted Stock, Restricted Stock Units or Performance Awards intended to qualify for the Performance-Based Exception shall be conditioned on the attainment of one or more Performance Goals during a performance period established by the Committee and must satisfy the following requirements of this Section 9(m)(ii).

(A)           If an Award is intended to qualify for the Performance-Based Exception, then the Performance Goals shall be based on specified levels of or growth in one or more of the following criteria: revenues, earnings from operations, operating income, earnings before or after interest and taxes, earnings before taxes less funded capex, operating income before or after interest and taxes, net income, earnings per share, economic value added, return on total capital, return on invested capital, return on equity, return on assets, total shareholder return, earnings before or after interest, taxes, depreciation, amortization or extraordinary or special items, operating income before or after interest, taxes, depreciation, amortization or extraordinary or special items, return on investment, free cash flow, cash flow return on investment (discounted or otherwise), net enterprise value, net cash provided by operations, cash flow in excess of cost of capital, operating margin, profit margin, contribution margin, stock price, and/or any other financial criteria commonly used in the industry.

(B)           With respect to Awards intended to qualify for the Performance-Based Exception, the Committee shall establish: (I) the applicable Performance Goals and performance period, and (II) the formula for computing the payout. Such terms and conditions shall be established in writing while the outcome of the applicable performance period is substantially uncertain, but in no event later than the earlier of: (x) ninety days after the beginning of the applicable performance period; or (y) the expiration of twenty-five percent (25%) of the applicable performance period.

(C)           With respect to any Award intended to qualify for the Performance-Based Exception, the Committee shall certify in writing whether the applicable Performance Goals and other material terms imposed on such Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Award.  Notwithstanding any other provision of the Plan, payment or vesting of any such Award shall not be made until the Committee certifies in writing that the applicable Performance Goals and any other material terms of such Award were in fact satisfied in a manner conforming to applicable regulations under Section 162(m) of the Code.  In no case shall the determination of the attainment of Performance Goals be in advance of the receipt of the fully audited financial statements of the Company in a given year.

(D)           With respect to any Award intended to qualify for the Performance-Based Exception, after the date that the Performance Goals are required to be established in writing pursuant to Section 9(m)(ii)(B), the Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated Performance Goals.  However, the Committee may, in its sole discretion, reduce the amount of compensation that is payable upon achievement of the designated Performance Goals.

(n)    Conditions Precedent to Issuance of Shares.  Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable stock exchange and the Delaware General Corporation Law.  As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(o)    Consultation With Professional Tax and Investment Advisors.  The holder of any Award granted hereunder acknowledges that the grant, exercise, vesting or any payment with respect to such an Award, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, may have tax consequences pursuant to the Code or under local, state or international tax laws.  Such a holder further acknowledges that such holder is relying solely and exclusively on the holder’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives).  Finally, such a holder understands and agrees that any and all tax consequences resulting from the Award and its grant, exercise, vesting or any payment with respect thereto, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, is solely and exclusively the responsibility of such holder without any expectation or understanding that the Company or any of its employees or representatives will pay or reimburse such holder for such taxes or other items.

(p)      Forfeiture for Financial Reporting Misconduct.  Any Award shall be subject to forfeiture or repayment to the Company pursuant to the terms of any applicable compensation recovery policy adopted by the Company, including any such policy that may be adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the Securities and Exchange Commission or applicable securities exchange.

Section 10.       Effective Date of the Plan

The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the stockholders of the Company within one year thereafter, the Plan will be terminated and all Awards granted under the Plan will be terminated and deemed null and void, provided further, that no Award may vest and no Shares (including Shares of Restricted Stock) may be issued under the Plan prior to approval of the Plan by the stockholders of the Company.

Section 11.       Term of the Plan

No Award shall be granted under the Plan after ten years from earlier of date of adoption of Plan by Board or date of stockholder approval or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

ANNUAL MEETING OF STOCKHOLDERS OF

USA SYNTHETIC FUEL CORPORATION

 November 14, 2013

GO GREEN

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Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS,
"FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" THE 1 YEAR OPTION ON PROPOSAL 4, AND "FOR" PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the following nominees to our board of directors to each serve until the next annual meeting:
NOMINEES:
☐	FOR ALL NOMINEES	m Harry H. Graves m J. Bradley Davis m John P. Proctor m William J. Weyand m Dr. Steven C. Vick m Ernest K. Jacquet m James R. Treptow

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of the independent registered public accounting firm for fiscal year 2013 as recommended by the Board of Directors	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	To approve, on an advisory basis, the compensation of our named executive officers	☐	☐	☐
	1 year	2 years	3 years	ABSTAIN
4.	To recommend, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers ☐	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5.	To approve our 2013 Stock Incentive Plan	☐	☐	☐

MARK X HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

USA SYNTHETIC FUEL CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON NOVEMBER 14, 2013

The undersigned stockholder of USA SYNTHETIC FUEL CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 28, 2013, and hereby appoints Lynne R. Graves as proxy, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2013 Annual Meeting of Stockholders of USA SYNTHETIC FUEL CORPORATION to be held on November 14, 2013 at the Company’s offices Suite 1025, 1717 Pennsylvania Avenue N.W., Washington, D.C. 20006 and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

This Proxy, when executed, will be voted in the manner directed herein. If you do not specify below how you want your shares to be voted, this Proxy will be voted FOR the election of Directors, FOR Proposal 2, FOR Proposal 3, FOR the 1 Year Option on Proposal 4, and FOR Proposal 5. In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

(Continued and to be signed on the reverse side)